                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                   FPA Crescent Fund, a series of FPA
                                        Funds Trust

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      06/21/16

Name:                                   FPA Global Opportunity Fund, a series
                                        of FPA Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      06/21/16

Name:                                   FPA Select Drawdown Fund, L.P.

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      06/21/16

Name:                                   FPA Select Fund, a series of FPA
                                        Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      06/21/16

Name:                                   FPA Value Partners Fund, a series
                                        of  FPA Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      06/21/16

Name:                                   FPA Hawkeye Fund, a series of FPA
                                        Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      06/21/16

Name:                                   FPA Hawkeye-7 Fund, a series of FPA
                                        Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      06/21/16